CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report for the following series of Schwab Investments: Schwab Global Real Estate Fund (the “Fund”) on Form N-CSR for the period ended February 29, 2024 (“periodic report”), each of the undersigned, being the Principal Executive Officer and Principal Financial Officer, respectively, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Fund for the period presented therein.

/s/ Omar Aguilar	Date:	April 16, 2024
Omar Aguilar
Principal Executive Officer

/s/ Dana Smith	Date:	April 16, 2024
Dana Smith
Principal Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.